PSBDI-1-399
PSBDI-1-399x

                             Chase Vista Bond Funds

                        Supplement Dated October 1, 1999
                           Institutional Shares Class-
                        Prospectus Dated February 26, 1999

The first sentence of the second paragraph under the heading "Distribution and Taxes" on page 36 of the prospectus is replaced with the following:

The Bond Fund and U.S. Government Securities Fund declare dividends on a daily basis. The Strategic Income and Short-Term Bond Funds declare dividends on a monthly basis. All Funds distribute the net investment income monthly.

The following paragraphs replace "The Portfolio Manager" section on page 32 of the Prospectus:

Short-Term Bond Fund

The portfolio managers are Andrew Russell, a Vice President and Portfolio Manager at Chase and Timothy Neumann. They have been responsible for the Fund since June 1996 and October 1999 respectively. Mr. Russell joined Chase in 1990 and has held several positions within the U.S. fixed income area, including portfolio analyst, taxable fixed-income trader and assistant trader. Mr. Russell is a member of the U.S. fixed income area's quantitative research team. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.

U.S. Government Securities Fund

The portfolio managers are Michael Bennis, a Vice President and Senior Portfolio Manager at Chase and Timothy Neumann. They have been responsible for the Fund since December 1996 and October 1999 respectively. Before joining Chase in 1996, Mr. Bennis was a senior analyst and trader at Union Bank of Switzerland Asset Management. Prior to joining Union Bank of Switzerland, he was a fixed income analyst at Donaldson, Lufkin & Jenrette.

Bond Fund

The portfolio managers are Mr. Russell and Timothy Neumann. Mr. Russell has been responsible for the Fund since May 1998. Mr. Neumann has been responsible for the Funds since October of 1999. Mr. Neumann, has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.

Strategic Income Fund

Craig Blessing and Leonard Lovito, a Vice President and Senior Portfolio Manager at Chase, are responsible for the management of the Fund since it's inception. Mr. Blessing joined Chase in

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1996. Between 1992 and 1996, he was Director of the Fund Management Group and
Portfolio Manager for emerging market funds at Serfin Securities, Inc. From 1985 to 1992, Mr. Blessing was a Vice President at Bank of America, where he was a founding member and co-head of the Emerging Market Debt Sales & Trading Group. Mr. Lovito joined Chase in 1998. Prior to joining Chase, from 1984 to 1998, Mr. Lovito was Vice Presindent at J & W Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior Secucuties Adminisrator in the investment department of the Dime Savings Bank of New York.

Bartlett R. Greer, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since the Fund's inception. Mr. Greer joined SSR in 1981 and manages other institutional accounts, including mutual funds, that invest in high yield and other securities.


                                                                   PSDI2-36-1099